UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 24, 2001

                                 STRUTHERS, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-30331               57-1075246
           ------                    -------               ----------
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                    File Number)          Identification No.)


                     605 ROSSVILLE ROAD, WAUKON, IOWA 52172
                     --------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (563) 568-4950

ITEM 5.     OTHER EVENTS
            ------------

On May 24, 2001 the Certificates of Incorporation of each of the Registrant's three wholly owned subsidiaries were amended to change their names as follows:

Original Name                             Amended Name

Muller A.I., Inc.                         Struthers, A.I., Inc.
Elite Visions, Inc.                       Struthers Biotechnologies, Inc.
Legred Struthers Genetics, Inc.           Struthers Genetics, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUTHERS, INC.
                                        (Registrant)

Dated: July 23, 2001                    By   /s/  Richard S. Lane
                                             ------------------------
                                             Richard S. Lane
                                             Chairman of the Board